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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                  Form 8-K/A#4


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  August 16, 1993



                                   AT&T Corp.


     A New York               Commission File          I.R.S. Employer
     Corporation                 No. 1-1105            No. 13-4924710


            32 Avenue of the Americas, New York, New York 10013-2412

                        Telephone Number (212) 387-5400


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Form 8-K/A#4                                                     AT&T Corp.
August 16, 1993

Item 5.  Other Events.

     On August 16, 1993, AT&T Corp. ("AT&T") and McCaw Cellular Communications, Inc. ("McCaw") entered into a definitive merger agreement (the "Merger Agreement"). The Merger Agreement provides for the merger of McCaw and a subsidiary of AT&T (the "Merger"), as a result of which McCaw will become a wholly owned subsidiary of AT&T. (See Item 5. Other Information in Part II of the registrant's Form 10-Q for the period ended June 30, 1993.)

     AT&T has the following effective registration statements on Form S-3 for continuous offerings under Rule 415 of the Securities Act of 1933:

     (1) Shareowner Dividend Reinvestment and Stock Purchase Plan (R.S. No. 33-49093); and

     (2)  $2,600,000,000 Notes and Warrants (R.S. No. 33-49589)

     AT&T is filing the following information as required by Item 11(b)of Form S-3.

Item 7.  Financial Statements, Pro Forma Financial Information and
     Exhibits.

     (b)  Pro Forma Financial Information.

                                                                      Page

     (1)  Unaudited Pro Forma Combined Financial Statements            3

     (2)  Unaudited Pro Forma Combined Statement of Income for         4
          the Three Months Ended March 31, 1994

     (3)  Unaudited Pro Forma Combined Statement of Income for         5
          the Three Months Ended March 31, 1993

     (4)  Unaudited Pro Forma Combined Balance Sheet at March          6
          31, 1994

     (5)  Notes to Unaudited Pro Forma Combined Financial              8
          Statements




                                       2
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Form 8-K/A#4                                                     AT&T Corp.
August 16, 1993


                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS



     The following Unaudited Pro Forma Combined Statements of Income and Balance Sheet give effect to the Merger on a pooling-of-interests basis of accounting. These Unaudited Pro Forma Combined Financial Statements have been prepared from the historical consolidated financial statements of AT&T and McCaw and should be read in conjunction therewith.

     This pro forma combined information is not necessarily indicative of actual or future operating results or financial position that would have occurred or will occur upon consummation of the Merger.

     The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger as if it had occurred on March 31, 1994, combining the balance sheets of AT&T and McCaw at March 31, 1994. The Unaudited Pro Forma Combined Statements of Income give effect to the Merger as if it had occurred at the beginning of each of the periods presented, combining the results of AT&T and McCaw for the three month periods ended March 31, 1994 and 1993.



















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Form 8-K/A#4                                                     AT&T Corp.
August 16, 1993
                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                       Three Months Ended March 31, 1994
                (Dollars in Millions, Except Per Share Amounts)

                                          Historical        Pro Forma
                                         AT&T   McCaw  Adjustments Combined
Sales and Revenues
Telecommunications services...........  $10,224   $506              $10,730
Sales of products and systems.........    4,070      -                4,070
Rentals and other services............    1,575    125                1,700
Financial services and leasing........      691      -                  691
     Total revenues...................   16,560    631               17,191

Costs
Telecommunications services...........    6,260    195                6,455
Products and systems..................    2,440      -                2,440
Rentals and other services............      774     76                  850
Financial services and leasing........      452      -                  452
     Total costs......................    9,926    271               10,197

Gross margin..........................    6,634    360                6,994

Operating Expenses
Selling, general and administrative
  expenses............................    4,102    280                4,382
Research and development expenses.....      758      -                  758
     Total operating expenses.........    4,860    280                5,140

Operating income......................    1,774     80                1,854
Other income, net.....................      119     33                  152
Interest expense......................      129     67                  196

Income before income taxes and
  preferred stock dividend of a
  subsidiary..........................    1,764     46                1,810
Provision for income taxes ...........      670     20                  690
Provision for preferred stock
  dividend of a subsidiary............        -     34                   34

Net Income (Loss).....................  $ 1,094   $ (8)             $ 1,086

Weighted average common shares
  outstanding.........................    1,360    209     (14)(3B)   1,555

Earnings per common share.............   $ 0.80                      $ 0.70

Dividends declared per common share...   $ 0.33                      $ 0.33

See accompanying notes to unaudited pro forma combined financial statements.
                                       4
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Form 8-K/A#4                                                     AT&T Corp.
August 16, 1993
                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME

                       Three Months Ended March 31, 1993
                (Dollars in Millions, Except Per Share Amounts)
                                           Historical       Pro Forma
                                          AT&T  McCaw  Adjustments Combined
Sales and Revenues
Telecommunications services.........    $ 9,967  $393              $10,360
Sales of products and systems.......      3,554     -                3,554
Rentals and other services..........      1,628    87                1,715
Financial services and leasing......        570     -                  570
     Total revenues.................     15,719   480               16,199

Costs
Telecommunications services.........      6,293   164                6,457
Products and systems................      2,069     -                2,069
Rentals and other services..........        788    42                  830
Financial services and leasing......        377     -                  377
     Total costs....................      9,527   206                9,733

Gross margin........................      6,192   274                6,466
Operating Expenses
Selling, general and administrative
  expenses..........................      3,917   195                4,112
Research and development expenses...        747     -                  747
     Total operating expenses.......      4,664   195                4,859

Operating income....................      1,528    79                1,607
Other income, net...................        143    75                  218
Interest expense....................        202   109                  311
Income before income taxes,
  preferred stock dividend of a
  subsidiary and cumulative effects
  of accounting changes.............      1,469    45                1,514
Provision for income taxes .........        533    25                  558
Provision for preferred stock
  dividend of a subsidiary..........          -    34                   34

Income (loss) before cumulative
  effects of accounting changes.....        936   (14)                 922
Cumulative effects on prior years of
  changes in accounting for:
     Postretirement benefits, net...     (7,023)    -               (7,023)
     Postemployment benefits, net...     (1,128)    -               (1,128)
     Income taxes...................        383     -   $(1,840)(3C)(1,457)
Net Loss............................    $(6,832) $(14)  $(1,840)   $(8,686)
Weighted average common shares
  outstanding.......... ............      1,347   192        (6)(3B) 1,533
Per common share:
Income before cumulative effects of
  accounting changes................    $  0.69                    $  0.60
Cumulative effects of accounting
  changes...........................      (5.76)                     (6.27)
Net loss............................    $ (5.07)                   $ (5.67)
Dividends declared per common share.    $  0.33                    $  0.33

See accompanying notes to unaudited pro forma combined financial statements
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Form 8-K/A#4                                                     AT&T Corp.
August 16, 1993
                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                 March 31, 1994
                             (Dollars in millions)

                                    Historical           Pro Forma
                                   AT&T   McCaw     Adjustments Combined
ASSETS
Cash and temporary cash
  investments ................. $   793  $  216                  $ 1,009
Receivables, net of allowances
  Accounts receivable .........  11,814     354                   12,168
  Finance receivables .........  11,314       -                   11,314
Inventories ...................   3,857      60                    3,917
Deferred income taxes .........   2,258       -                    2,258
Other current assets ..........     623      93                      716
     Total current assets .....  30,659     723                   31,382

Property, plant and
  equipment, net ..............  19,229   1,680                   20,909
Licensing costs, net ..........       -   4,008                    4,008
Investments ...................   1,428   1,948      $(400)(3B)    2,976
Finance receivables ...........   3,972       -                    3,972
Prepaid pension costs .........   3,738       -                    3,738
Other assets, net .............   2,983     857        (39)(3C)    3,801

TOTAL ASSETS .................. $62,009  $9,216      $(439)      $70,786

LIABILITIES and
  DEFERRED CREDITS
Accounts payable .............. $ 5,156  $  107                  $ 5,263
Payroll and benefit-related
  liabilities .................   2,988      51                    3,039
Postretirement and postemploy-
  ment benefit liabilities ....   1,096       -                    1,096
Debt maturing within one year .   9,671     173                    9,844
Dividends payable .............     448       -                      448
Other current liabilities .....   5,196     363                    5,559
     Total current liabilities.  24,555     694                   25,249

Long-term debt, including
  capital leases ..............   7,387   5,098                   12,485
Postretirement and postemploy-
  ment benefit liabilities.....   9,318       -                    9,318
Other liabilities .............   4,481      64                    4,545
Deferred income taxes .........     206   1,973                    2,179
Unamortized investment tax ....
  credits .....................     256       -                      256
Other deferred credits.........     386       -                      386
     Total liabilities and
       deferred credits .......  46,589   7,829                   54,418

Minority interests.............     618      71                      689
Redeemable preferred stock
  of a subsidiary .............       -   1,339                    1,339
                                  (continued)
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Form 8-K/A#4                                                     AT&T Corp.
August 16, 1993

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 (continued)

                                 March 31, 1994
                             (Dollars in millions)


                                 Historical              Pro Forma
                                AT&T   McCaw       Adjustments  Combined
SHAREOWNERS' EQUITY
Common stock ...............  $ 1,357   $    2     $ 193 (3A)   $ 1,552
Additional paid-in capital .   12,269    2,912      (193)(3A)    14,588
                                                    (400)(3B)
Guaranteed ESOP
  obligation ...............     (331)       -                     (331)
Foreign currency translation
  adjustments ..............       20        -                       20
Retained earnings (deficit).    1,487   (2,937)      (39)(3C)    (1,489)
     Total shareowners'
       equity (deficiency)..   14,802      (23)     (439)        14,340

TOTAL LIABILITIES
  & SHAREOWNERS' EQUITY ....  $62,009   $9,216     $(439)       $70,786






See accompanying notes to unaudited pro forma combined financial statements.
















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Form 8-K/A#4                                                     AT&T Corp.
August 16, 1993

                AT&T AND SUBSIDIARIES AND McCAW AND SUBSIDIARIES
           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                (Dollars in millions, except per share amounts)

Note 1 - McCaw Historical Presentation

     Certain amounts reported in McCaw's historical financial statements have been reclassified to conform to the AT&T presentations in the accompanying Unaudited Pro Forma Combined Balance Sheet and Statements of Income. Such reclassifications are not material to the Unaudited Pro Forma Combined Financial Statements.

Note 2 - Exchange Ratio

     As defined in the Merger Agreement, the Exchange Ratio will be one AT&T Common Share for each share of McCaw Common Stock; provided, however, that (i) in the event the Closing Date Market Price of one AT&T Common Share (as such terms are defined in the Merger Agreement) is less than $53.00, the Exchange Ratio will be equal to $53.00 divided by the Closing Date Market Price of one AT&T Common Share, but in no event greater than
1.111 AT&T Common Shares, and (ii) in the event the Closing Date Market Price of one AT&T Common Share is greater than $71.73, the Exchange Ratio will be equal to $71.73 divided by the Closing Date Market Price of one AT&T Common Share, but in no event less than .909 of an AT&T Common Share. For purposes of the Unaudited Pro Forma Combined Financial Statements, an Exchange Ratio of one AT&T Common Share per share of McCaw Common Stock (as defined in the Merger Agreement) is assumed.

Note 3 - Other Pro Forma Adjustments

     (A) The McCaw Common Stock account has been adjusted to reflect the assumed exchange of one AT&T Common Share, par value $1.00 per share, for each of approximately 194.6 million shares of McCaw Common Stock, par value $.01 per share, outstanding at March 31, 1994 (excluding shares of McCaw Common Stock held by AT&T - see Note 3(B)). The difference between the par value of the AT&T Common Shares and the par value of the McCaw Common Stock, after giving effect to the assumed Exchange Ratio, is reflected as a reduction to additional paid-in capital of $193.

     (B) The $400 investment by AT&T in 14.5 million shares of Class A Common Stock purchased in February 1993 has been eliminated. The weighted average common shares outstanding for the three months ended March 31, 1993 and March 31, 1994 have been adjusted to eliminate the impact of this investment.

     (C) McCaw's historical financial statements reflect the adoption of SFAS No. 109, "Accounting for Income Taxes," retroactive to January 1, 1991. AT&T adopted SFAS No. 109 effective January 1, 1993. For conformity purposes, the pro forma combined information for AT&T and McCaw has been adjusted as if McCaw had adopted SFAS No. 109 on January 1, 1993. Such adoption would result in the use of different tax assumptions related to intangible assets McCaw acquired in purchase business combinations in 1991 and 1992 that would increase the cumulative effect of adopting SFAS No. 109 by $39. Accordingly, the pro forma combined net income and earnings per


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Form 8-K/A#4                                                     AT&T Corp.
August 16, 1993


common share have been decreased $1,840 and $1.20 for the period ended March 31, 1993, respectively. Pro forma combined total assets and shareowners' equity have been decreased $39 at March 31, 1994. Also, effective January 1, 1993, AT&T adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits." McCaw adopted SFAS No. 112 effective January 1, 1994. The impact of this standard on McCaw's financial statements is immaterial.

     (D) No adjustments have been reflected in the Unaudited Pro Forma Combined Financial Statements for direct expenses related to the Merger. Direct expenses included in the historical periods presented have not been adjusted for in the Unaudited Pro Forma Combined Financial Statements. Such amounts are not material.

     (E) No adjustments to eliminate intercompany transactions and balances have been made in the Unaudited Pro Forma Combined Financial Statements as such amounts are not material.

     (F) The cash dividends per common share in the Unaudited Pro Forma Combined Financial Statements reflect AT&T's cash dividends declared in the periods presented. McCaw has never paid cash dividends on the McCaw Common Stock.

Note 4 - Federal Income Tax Consequences of the Merger

     The Unaudited Pro Forma Combined Financial Statements assume that the Merger qualifies as a "tax-free" reorganization for federal income tax purposes.


























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Form 8-K/A#4                                                     AT&T Corp.
August 16, 1993



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  AT&T Corp.


                              By  S. L. Prendergast
                                  -----------------------------------------
                                  S. L. Prendergast
                                  Vice President and Treasurer




May 19, 1994
































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